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[NORWEST EQUIPMENT FINANCE LETTERHEAD]                           Promissory Note

                                                                   Exhibit 10.17

For value received, the undersigned, Ciatti's, Inc. & Big D Bagels, Inc. (Co-Borrowers) hereby promises to pay to the order of Norwest Equipment Finance, Inc. (the "Lender") at its office in Minneapolis, Minnesota, or at such other place as may be designated from time to time by the holder hereof, the sum of $257,928.00 in installments according to the schedule set forth below; provided, however, that the undersigned and the Lender may agree to any other payment schedule, in which case any variations shall be set forth in the space provided for additional provisions. The first payment period shall begin on the 15th day of the month in which Lender disburses the loan proceeds if disbursement is made on or before the 15th day of such month, and the first payment period shall begin on the last day of such month if disbursement is made during the balance of such month. The first installment shall be payable on the first payment due date set forth below (which may be the same as the date the first payment period begins). Subsequent installments shall be payable on the first day of each payment period beginning after the first payment period. The undersigned agrees that the date the first payment period begins may be left blank when this Note is executed and hereby authorized Lender to insert such date based upon the date the loan proceeds are disbursed.

PAYMENT SCHEDULE:     Date first payment period begins:   January 15, 1996
                      First payment due:  February 15, 1996
                      Number of installments:  Sixty (60)
                      Amount of each installment: $4,298.80
                      Payment period (check one):

                           [X] Monthly               [_] Annually
                           [_] Quarterly             [_] Other-See Additional
                           [_] Semi-Annually             Provisions

                      Annual interest rate used in computing payment schedule:
                      10.50%
                      Principal amount of loan proceeds disbursed: $200,000.00

In addition to installment payments as set forth above, the undersigned agrees to pay Lender interim interest on the loan proceeds disbursed hereunder from the date of disbursement to the date the first payment period begins at the annual interest rate set forth above used in computing the payment schedule. Interim interest shall be due and payable on the date the first payment period begins.

ADDITIONAL PROVISIONS:



If any installment is not paid when due, then in addition to any other remedy Lender may have hereunder, Lender may impose and, if imposed, the undersigned shall pay a late charge of 5% of the amount of the delinquent installment but in any event not more than permitted by applicable law. Payments thereafter received shall be applied first to delinquent installments and then to current installments.

This Note may be prepaid in whole or in part at anytime and from time to time but only if accompanied by a prepayment premium of 2% of the principal amount prepaid. Any partial prepayment shall be applied to the last maturing installment or installments. Upon any prepayment in full, the unearned portion of the interest will be refunded using the simple interest method.

The following shall constitute an Event of Default hereunder: (a) failure to pay any installment hereunder when due; (b) the occurrence of an event of default as defined in any security agreement or mortgage securing this Note; (c) the commencement of any bankruptcy or insolvency proceedings by or against the undersigned or any guarantor of this Note; and (d) any indebtedness the undersigned may now or hereafter owe to Norwest Bank Minnesota, National Association or any affiliate thereof shall be accelerated following a default thereunder or, if any such indebtedness is payable on demand, payment thereof shall be demanded. Upon the occurrence of an Event of Default, Lender may do any one or more of the following as it may elect: (i) upon written notice to the undersigned, declare the entire unpaid balance of the Note to be immediately due and payable, and the same (less unearned interest computed using the simple interest method as if this Note had been paid in full on the date it became due and payable) shall thereupon be and become immediately due and payable: (ii) exercise any one or more of the rights and remedies available to it under any security agreement or mortgage securing this Note or under any other agreement or by law.

The undersigned hereby waives presentment, notice of dishonor, and protest. The undersigned agrees to pay all costs of collection of this Note, including reasonable attorney's fees. The holder hereof may change the terms of payment of the Note by extension, renewal or otherwise, and release any security for, or party to, this Note and such action shall not release any accommodation maker, endorser, or guarantor from liability on this Note.

Dated  December 21, 1995               Ciatti's, Inc.&
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Co-Borrower:                           Co-Borrower
Big D Bagels, Inc.

By /s/ Christopher L. Collier          By /s/ Christopher L. Collier
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Its VP Finance                         Its VP Finance
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